Registration No. 33-12
                                                      1940 Act File No. 811-4401
                                                                     Rule 497(e)


                             NORTH TRACK FUNDS, INC.
                                CASH RESERVE FUND

                        SUPPLEMENT DATED OCTOBER 6, 2003
                                       TO
                          PROSPECTUS DATED MAY 1, 2003


         As described in the proxy statement recently mailed to shareholders of all of the mutual fund series ("Funds") of North Track, Inc., a special meeting of shareholders will be held on November 21, 2003. At the meeting, shareholders will be asked to elect five directors and approve the re-designation of the investment objective of each Fund they own (including the Cash Reserve Fund) as a non-fundamental policy. A non-fundamental policy may be changed by the Board upon notice to the shareholders of the affected Fund, but without the approval of such shareholders.